SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Core PlusBond Fund (the “Fund”)

The Fund is managed by Robert A. Calhoun, Parham M. Behrooz, Todd C. Kuimjian, Andrew Cestone, Peter Wilson, Anthony J. Norris, Alex Perrin, and Michael Lee. Mr. Calhoun will continue to serve as lead portfolio manager for the Fund. Accordingly, the section of the prospectus for the Fund entitled "Fund Management – Portfolio Manager(s)" is revised to reflect the following:

Core Plus Bond Fund

Name/Year Joined Fund	Role	Employer	Positions over Past Five Years
Robert A. Calhoun, CFA/2007	Lead Portfolio Manager	TAG or an affiliate 1988-Present	Executive Managing Director, Chief Investment Officer & Senior Portfolio Manager
Parham M. Behrooz, CFA/2007	Portfolio Manager	TAG or an affiliate 1996-Present	Portfolio Manager
Todd C. Kuimjian, CFA/2007	Senior Portfolio Manager	TAG or an affiliate 2001-Present	Portfolio Manager
Andrew Cestone/2007	Portfolio Manager	TAG or an affiliate 2007-Present Deutsche Asset Management 1998-2006	Director of High Yield & Senior Portfolio Manager at TAG; Managing Director & Chief Investment Officer at Deutsche
Peter Wilson/2007	Portfolio Manager	TAG or an affiliate 1992-Present	Director of Trading & Senior Portfolio Manager
Anthony J. Norris/2007	Portfolio Manager	TAG or an affiliate 1990-Present	Chief Investment Officer, Senior Portfolio Manager & Managing Director
Alex Perrin/2007	Portfolio Manager	TAG or an affiliate 1992-Present	Director of Research & Portfolio Manager
Michael Lee/2007	Portfolio Manager	TAG or an affiliate 1989-Present	Chief Operating Officer, Senior Portfolio Manager & Managing Director

II.            Evergreen U.S. Government Fund (the “Fund”)

The Fund is managed by Todd C. Kuimjian, Karen DiMeglio, Christopher D. Kauffman, and Richard Applebach. Accordingly, the section of the prospectus for the Fund entitled "Fund Management – Portfolio Manager(s)" is revised to reflect the following:

U.S. Government Fund

Name/Year Joined Fund	Role	Employer	Positions over Past Five Years
Todd C. Kuimjian, CFA/2008	Senior Portfolio Manager	TAG or an affiliate 2001-Present	Portfolio Manager
Karen M. DiMeglio, CFA/2001	Portfolio Manager	TAG or an affiliate 1986-Present	Associate Director & Portfolio Manager
Christopher Kauffman, CFA/2008	Senior Portfolio Manager	TAG or an affiliate 2003-Present	Portfolio Manager
Richard Applebach, CFA/2008	Portfolio Manager	TAG or an affiliate 2002-Present	Director & Senior Portfolio Specialist

II.            Evergreen Adjustable Rate Fund (the “Fund”)

The Fund is managed by Todd C. Kuimjian, Christopher D. Kauffman, and Richard Applebach. Accordingly, the sections of the Fund's prospectuses entitled "Fund Facts" and "The Fund’s Portfolio Managers" are revised to reflect this change and the following:

The Fund is managed by Todd C. Kuimjian, CFA, Christopher Kauffman, CFA, and Richard Applebach, CFA.

Mr. Kuimjian is a Senior Commercial Mortgage-Backed and Government-related Portfolio Manager for TAG. From 1994 until joining TAG in May 2001, he served as a Senior Research Analyst for First Capital Group and a Research Analyst for Mentor Investment Advisors.

Mr. Kauffman is an Associate Director and Senior Portfolio Manager with the Multi-Strategy Fixed Income team of TAG. From 1997 until joining TAG in 2003, he served as an Investment Officer for NISA Investment Advisors.

Mr. Applebach is a Director and Portfolio Manager for TAG. From 2002 until joining TAG in 2005, he served as an Institutional Client Manager for EIMC.

September 5, 2008	XXXXXX (9/08)